Exhibit 99.1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1)(iii) of the Securities Exchange Act of 1934, each of the undersigned agrees that a single joint Schedule 13G and any amendments thereto may be filed on behalf of each of the undersigned with respect to the securities held by each of them in Kinder Morgan, Inc.

Dated: February 13, 2012	CARLYLE/RIVERSTONE ENERGY PARTNERS III, L.P.

	By:	/s/ Pierre F. Lapeyre, Jr.
Name: Pierre F. Lapeyre, Jr.
Title: Authorized Person

C/R ENERGY GP III, LLC

	By:	/s/ Pierre F. Lapeyre, Jr.
Name: Pierre F. Lapeyre
Title: Authorized Person

C/R KNIGHT PARTNERS, L.P.
	By:	Carlyle/Riverstone Energy Partners III, L.P., its general partner
	By:	C/R Energy GP III, LLC, its sole general partner

	By:	/s/ Pierre F. Lapeyre, Jr.
Name: Pierre F. Lapeyre, Jr.
Title: Authorized Person

CARLYLE/RIVERSTONE KNIGHT INVESTMENT PARTNERSHIP, L.P.
	By:	Carlyle/Riverstone Energy Partners III, L.P., its general partner
	By:	C/R Energy GP III, LLC, its sole general partner

	By:	/s/ Pierre F. Lapeyre, Jr.
Name: Pierre F. Lapeyre, Jr.
Title: Authorized Person

C/R ENERGY III KNIGHT NON-US PARTNERSHIP, L.P.
	By:	Carlyle/Riverstone Energy Partners III, L.P., its general partner
	By:	C/R Energy GP III, LLC, its sole general partner

[Joint Filing Agreement — Exhibit 99.1]

By:	/s/ Pierre F. Lapeyre, Jr.
Name: Pierre F. Lapeyre, Jr.
Title: Authorized Person

RIVERSTONE ENERGY COINVESTMENT III, L.P.
By:	Riverstone Energy Coinvestment III GP, LLC

By: :	/s/ Pierre F. Lapeyre, Jr.
Name: Pierre F. Lapeyre, Jr.
Title: Authorized Person

RIVERSTONE ENERGY COINVESTMENT III GP, LLC

By: :	/s/ Pierre F. Lapeyre, Jr.
Name: Pierre F. Lapeyre, Jr.
Title: Authorized Person

CARLYLE ENERGY COINVESTMENT III, L.P.
By:	Carlyle Energy Coinvestment III GP, L.L.C.

By:	Jeremy W. Anderson, Attorney-in-Fact
Name: David M. Rubenstein
Title: Managing Director

CARLYLE ENERGY COINVESTMENT III GP, L.L.C.

By:	Jeremy W. Anderson, Attorney-in-Fact
Name: David M. Rubenstein
Title: Managing Director

[Joint Filing Agreement — Exhibit 99.1]